UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8603

Name of Fund: Debt Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Debt
        Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/03 - 08/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                Debt Strategies Fund, Inc.

Semi-Annual Report
August 31, 2003

[LOGO] Merrill Lynch Investment Managers

Debt Strategies Fund, Inc.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Proxy Results

During the six-month period ended August 31, 2003, Debt Strategies Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2003. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted         Shares Withheld
                                                                                 For                From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Terry K. Glenn                94,609,979             3,439,739
                                                Ronald W. Forbes              94,679,007             3,370,711
                                                Cynthia A. Montgomery         94,619,211             3,430,507
                                                Charles C. Reilly             94,565,259             3,484,459
                                                Kevin A. Ryan                 94,564,294             3,485,424
                                                Roscoe S. Suddarth            94,595,674             3,454,044
                                                Richard R. West               94,610,410             3,439,308
                                                Edward D. Zinbarg             94,618,656             3,431,062
-----------------------------------------------------------------------------------------------------------------


2       DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. With that bit of good news, fixed income investments, which had become the asset class of choice during the long equity market decline, were left to perform on a new playing field.

The Federal Reserve Board continued its accommodative monetary policy into June 2003, when it brought the Federal Funds rate down to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of August 31, 2003, the ten-year Treasury bond was yielding 4.47%. This compared to a yield of 3.69% six months earlier and 4.14% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003                3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The high yield market continued its rally throughout the period, and Fund performance benefited from a significant overweighting in this market.

How did the Fund perform in light of the existing market conditions?

During the period, the high yield market rallied as investors moved into lower-rated securities in search of yield in the low interest rate environment. Good supply, especially from the new-issue calendar, also attracted investors to the market. Our significant allocation to high yield issues generated strong returns for the Fund as a result.

For the six-month period ended August 31, 2003, the Common Stock of Debt Strategies Fund, Inc. had a net annualized yield of 13.97%, based on a period-end per share net asset value of $6.07 and $.427 per share income dividends. Over the same period, the total return on the Fund's Common Stock was +21.36%, based on a change in per share net asset value from $5.35 to $6.07, and assuming reinvestment of $.420 per share ordinary income dividends. The Fund's benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield II Index and the CSFB Leveraged Loan Index, returned +9.16% for the same period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

Top-performing portfolio holdings included Mission Energy Holdings, one of the Fund's largest positions. Mission rallied in price from 28 to 55 as investors favorably reassessed the company's coal-fired generation capacity, especially in light of rising natural gas prices and the fact that nearly all U.S. electrical generating capacity additions over the past four years have been gas-fired turbines. Charter Communications Holdings also performed strongly during the period. A combination of factors have improved Charter's prospects, including a favorable reappraisal of cable subscription valuations, which increases the potential for a deleveraging event, and enhanced liquidity through a $300 million line of credit from Charter's owner, Paul Allen. We held several bond positions and bank debt issued by Coaxial Communications, which also benefited from the positive reappraisal of cable subscription valuations and a management tender announcement in August.

Investments that detracted from performance during the period included International Utility Structures (IUS), a manufacturer of overhead street lighting and power line and tension support structures. IUS was subject to a sharp price decline following a missed interest payment on August 1, 2003. These notes will likely be exchanged following a financial restructuring of the company. Archibald Candy Corporation, which manufactures and retails the Fannie May and Fanny Farmer chocolate brands, also fell in price. Business results following the company's emergence from Chapter 11 last January have been weak. Vectura Group, a barge transportation company, continued to weaken during the period because of depressed rates and an adverse working environment in the inland waterways.


4       DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

What changes did you make to the portfolio during the period?

We maintained our portfolio allocation of approximately 80% high yield bonds and 20% leveraged bank loans. During the period, we attempted to take advantage of the recent updraft in the high yield market, exit or lighten up on those names that reached 12-month highs or had, in our opinion, greater downside risk than upside potential. In doing so, we created the liquidity to redeploy proceeds in an attractive new-issue market.

We also maintained a below-market duration of less than four years during the period. The goal was to lower the portfolio's sensitivity to a possible rise in interest rates.

How would you characterize the portfolio's position at the close of the period?

We expect to maintain our allocation to high yield bonds at approximately 80%. While the high yield market has rallied sharply over the last year, we believe that conditions there remain positive. Low interest rates should prompt investors to continue to seek yield in non-investment grade securities. At the same time, access to relatively inexpensive capital for corporations will likely result in a robust new-issue calendar. Leveraged buyouts, which typically include a high yield bond component, are likely to pick up. Most importantly, default rates, which had reached approximately 20% during 2001-2002, have significantly decreased. This is due to the stronger economy, improving underwriting standards and greater availability of capital, which has enabled issuers to push out approaching debt maturities.

That being said, the Fund's structure provides the flexibility to shift investments from the high yield market into the bank loan market should we experience an unexpected inflationary shock. As such, we intend to maintain our 20% allocation to the bank loan market, increasing that allocation should the inflation outlook deteriorate. We also expect to maintain the Fund's use of leverage at approximately 30% of total assets. While leverage can potentially hinder total return in a weak market, the converse also is true. A leverage strategy adds to incremental yield, but increases volatility in both weak and strong markets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

Kevin J. Booth
Vice President and Portfolio Manager

Joseph P. Matteo
Vice President and Portfolio Manager

September 11, 2003


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003                5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                          S&P       Moody's   Face
Industries++              Ratings   Ratings   Amount        Corporate Debt Obligations                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense--     B+        B1        $ 3,750,000   Armor Holdings, Inc., 8.25% due 8/15/2013 (d)              $  3,881,250
1.5%                      B+        B1            525,000   Esterline Technologies, 7.75% due 6/15/2013 (d)                 542,062
                          B         B3            325,000   Hexcel Corporation, 9.875% due 10/01/2008 (d)                   355,875
                          B-        B3            775,000   TD Funding Corporation, 8.375% due 7/15/2011 (d)                809,875
                          B         B2          3,920,000   Vought Aircraft Industries Inc., 8% due 7/15/2011 (d)         3,978,800
                                                                                                                       ------------
                                                                                                                          9,567,862
-----------------------------------------------------------------------------------------------------------------------------------
Air Transportation        B         B3          9,785,505   American Airlines, 7.379% due 5/23/2016                       4,900,578
Service--1.5%             CC        Caa3        3,400,000   Amtran Inc., 10.50% due 8/01/2004                             2,333,250
                          B-        B3          1,800,000   Evergreen International Aviation, 12% due 5/15/2010 (d)       1,737,000
                          NR*       Ca          2,641,443 + USAir Inc., 10.375% due 3/01/2013                               818,847
                                                                                                                       ------------
                                                                                                                          9,789,675
-----------------------------------------------------------------------------------------------------------------------------------
Amusement &               B+        B1          8,250,000   Intrawest Corporation, 10.50% due 2/01/2010                   8,868,750
Recreational              NR*       NR*         1,800,000 + Loews Cineplex Entertainment, 8.875% due 8/01/2008               22,320
Services--1.6%            B         B2          1,225,000   Vail Resorts Inc., 8.75% due 5/15/2009                        1,255,625
                                                                                                                       ------------
                                                                                                                         10,146,695
-----------------------------------------------------------------------------------------------------------------------------------
Automotive                B+        B1          3,318,304   Citation Corporation, Term B, due 12/01/2007**                2,638,052
Equipment--2.1%           B         B2          1,550,000   Dura Operating Corporation, 9% due 5/01/2009                  1,426,000
                          CCC-      Caa3        3,200,000 + Holley Performance Products, 12.25% due 9/15/2007             1,216,000
                          B         Caa1        1,000,000   Metaldyne Corporation, 11% due 6/15/2012                        870,000
                                                            Tenneco Automotive Inc.:
                          CCC+      Caa1        6,375,000        11.625% due 10/15/2009                                   5,833,125
                          CCC+      B2            925,000        10.25% due 7/15/2013 (d)                                   957,375
                                                          + Venture Holdings Trust:
                          NR*       NR*         1,800,000        9.50% due 7/01/2005                                        360,000
                          NR*       NR*         4,450,000        12% due 6/01/2009                                           27,813
                                                                                                                       ------------
                                                                                                                         13,328,365
-----------------------------------------------------------------------------------------------------------------------------------
Broadcasting--5.2%        NR*       NR*         6,471,568   Gocom Communications LLC, Term B, due 12/31/2007**            6,439,210
                          NR*       NR*         2,916,667   Granite Broadcasting, Term A, due 4/15/2004**                 2,843,750
                          B-        B3          1,600,000   Nexstar Finance Inc. LLC, 12% due 4/01/2008                   1,792,000
                          NR*       Caa3       24,525,000   Radio Unica Corp., 11.75% due 8/01/2006                      16,983,563
                          B-        B3          4,650,000   Spanish Broadcasting System, 9.625% due 11/01/2009            4,917,375
                                                                                                                       ------------
                                                                                                                         32,975,898
-----------------------------------------------------------------------------------------------------------------------------------
Building &                B-        B2         10,500,000   Champion Home Builders, 11.25% due 4/15/2007                 10,185,000
Construction--1.6%
-----------------------------------------------------------------------------------------------------------------------------------
Building Materials--      NR*       NR*         5,850,000 + Formica Corporation, 10.875% due 3/01/2009                    1,462,500
2.4%                      BB        Ba1         4,000,000   Lone Star Industries Inc., 8.85% due 6/15/2005 (d)            4,155,000
                          BB-       B1          7,625,000   Texas Industries Inc., 10.25% due 6/15/2011 (d)               8,273,125
                          NR*       NR*         2,284,168   Trussway Industries Inc., Term B, due 12/31/2006**            1,541,814
                                                                                                                       ------------
                                                                                                                         15,432,439
-----------------------------------------------------------------------------------------------------------------------------------
Cable Television          BB-       B1          3,450,000   CSC Holdings Inc., 7.25% due 7/15/2008                        3,450,000
Services--15.8%                                             Century Cable Holdings LLC**:
                          NR*       NR*        10,000,000        Term (PR), due 6/30/2009                                 8,389,290
                          D         Caa1        7,000,000        Term (TD), due 12/31/2009                                5,761,000
                                                            Charter Communications Holdings LLC:
                          CCC-      Ca         10,000,000        10% due 4/01/2009                                        7,800,000
                          CCC-      Ca          2,000,000        0/11.75% due 1/15/2010 (c)                               1,260,000
                          CCC-      Ca          2,000,000        11.125% due 1/15/2011                                    1,600,000
                          CCC-      Ca          2,700,000        0/9.92% due 4/01/2011 (c)                                1,809,000
                          CCC-      Ca          3,000,000        10% due 5/15/2011                                        2,265,000
                                                            Charter Communications Operating LLC**:
                          B         B2          1,975,000        Incremental Term, due 9/18/2008                          1,840,179
                          B         B2          4,937,500        Term B, due 3/18/2008                                    4,640,944
                          B         NR*         4,500,000   Coaxial Communications, Phoenix, 10% due 8/15/2006            4,685,625
                          NR*       NR*        20,000,000   Coaxial LLC/Coaxial Finance, 12.875% due 8/15/2008           21,050,000
                          C         Caa2        5,000,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007         4,962,500
                          BB+       Ba3         8,000,000   Insight Midway, Term B, due 12/31/2009**                      8,015,000
                          B+        B2          2,500,000   Insight Midwest, 9.75% due 10/01/2009                         2,562,500
                          NR*       NR*         8,750,000 + Mallard Cablevision LLC & Sun Tel Communications, Term B,
                                                            due 9/30/2008**                                               3,062,500


6       DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industries++              Ratings   Ratings   Amount        Corporate Debt Obligations                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Cable Television          D         B2        $ 6,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010**        $  5,242,500
Services                  B-        B3          3,871,897   Pegasus Media & Communications Inc., Term, due 4/30/2005**    3,639,584
(concluded)               CCC-      C           9,500,000   Pegasus Satellite, 0/13.50% due 3/01/2007 (c)                 6,127,500
                          C         Ca          6,100,000 + Telewest Communications PLC, 9.875% due 2/01/2010             2,501,000
                                                                                                                       ------------
                                                                                                                        100,664,122
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--8.9%           B         B2          1,858,904   Ethyl Corporation, Term, due 4/30/2009**                      1,875,170
                          CCC-      Caa3        7,200,000   Geo Specialty Chemicals, 10.125% due 8/01/2008                3,240,000
                          B-        NR*           825,000   HMP Equity Holdings Corporation, 0% due 5/15/2008 (c)(h)        400,125
                          B-        Caa1        2,000,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                 1,890,000
                          B-        Caa2       11,000,000   Huntsman ICI Holdings, 0% due 12/31/2009 (c)                  4,235,000
                          B         B3          1,900,000   Huntsman International LLC, 9.875% due 3/01/2009              1,957,000
                          B+        B2          3,150,000   ISP Holdings, Inc., 10.625% due 12/15/2009                    3,283,875
                          BB-       Ba3         3,550,000   Lyondell Chemical Company, 9.80% due 2/01/2020                3,088,500
                          BB        Ba3         2,400,000   Millennium America Inc., 7.625% due 11/15/2026                2,016,000
                          NR*       NR*         5,500,000   Noveon International Inc., 13% due 8/31/2011 (b)              5,665,000
                          BB        B2          6,000,000   Omnova Solutions Inc., 11.25% due 6/01/2010                   6,270,000
                          NR*       NR*         1,450,917   PCI Chemicals, 10% due 12/31/2008                             1,240,534
                          NR*       NR*           459,457   Pioneer Companies, Inc., 4.60% due 12/31/2006                   390,538
                          BB-       B2          7,500,000   Polyone Corporation, 10.625% due 5/15/2010                    6,337,500
                                                            Resolution Performance:
                          B+        B2          2,400,000        9.50% due 4/15/2010                                      2,376,000
                          B-        Caa1        3,000,000        13.50% due 11/15/2010                                    2,595,000
                          BB-       Ba3         1,500,000   Rhodia SA, 8.875% due 6/01/2011 (d)                           1,507,500
                          B-        B3          3,700,000   Rockwood Specialties Corporation, 10.625% due 5/15/2011 (d)   3,857,250
                          B-        NR*         4,000,000   Salt Holdings Corporation Inc., 0/12% due 6/01/2013 (c)(d)    2,300,000
                          B-        Caa1        2,450,000   Terra Capital Inc., 11.50% due 6/01/2010                      2,082,500
                                                                                                                       ------------
                                                                                                                         56,607,492
-----------------------------------------------------------------------------------------------------------------------------------
Computer-Related          NR*       NR*         2,184,394 + Bridge Information Systems, Term B, due 7/7/2005**              240,283
Products--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer                  BB+       Ba3         3,500,000   American Greetings, 11.75% due 7/15/2008                      3,955,000
Products--2.9%            D         NR*         2,500,000 + Diamond Brands Inc., 12.875% due 4/15/2009                          250
                          B-        Caa1        2,000,000   General Binding Corporation, 9.375% due 6/01/2008             1,930,000
                          CCC+      Caa2        2,000,000   Home Products International Inc., 9.625% due 5/15/2008        1,500,000
                          B-        B2          1,475,000   Remington Arms Company, 10.50% due 2/01/2011                  1,489,750
                          CCC       Caa2        5,500,000   Remington Product Company LLC, 11% due 5/15/2006              5,500,000
                          CCC+      Caa2        4,000,000   Samsonite Corporation, 10.75% due 6/15/2008                   4,130,000
                                                                                                                       ------------
                                                                                                                         18,505,000
-----------------------------------------------------------------------------------------------------------------------------------
Electronics/Electrical    NR*       NR*        10,143,000 + Advanced Glassfiber Yarn, 9.875% due 1/15/2009                  519,829
Components--1.8%                                            Amkor Technology Inc.:
                          B         Ba3         3,800,000        9.25% due 2/15/2008                                      4,075,500
                          B         B1          2,000,000        7.75% due 5/15/2013 (d)                                  1,945,000
                          NR*       B3          1,657,971   DD Incorporated, Term B, due 4/22/2005**                        911,884
                          D         Caa2       10,145,000   High Voltage Engineering, 10.75% due 8/15/2004                2,029,000
                          D         NR*         2,300,000   Mirant Americas Generation LLC, 7.625% due 5/01/2006          1,690,500
                          NR*       B1          2,473,729 + Trend Technologies, Inc., Term, due 2/28/2007**                  24,737
                                                                                                                       ------------
                                                                                                                         11,196,450
-----------------------------------------------------------------------------------------------------------------------------------
Energy--4.8%              BB        Ba3         8,925,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (d)        9,951,375
                          CCC+      Caa1        1,900,000   Continental Resources, 10.25% due 8/01/2008                   1,866,750
                                                            Dresser Inc.:
                          B         B2          1,000,000        9.375% due 4/15/2011                                     1,020,000
                          BB-       Ba3         2,092,024        Term B, due 4/10/2009**                                  2,104,724
                                                            El Paso Energy Partners:
                          BB-       B1            750,000        8.50% due 6/01/2011                                        796,875
                          BB+       Ba1           984,375        Term B, due 9/01/2009**                                    984,375
                          CCC-      Caa3        3,250,000   Energy Corp. of America, 9.50% due 5/15/2007                  2,307,500
                          B         B2          2,925,000   Lone Star Technologies, 9% due 6/01/2011                      2,822,625
                          B+        Ba3         8,550,000   Massey Energy Company, 6.95% due 3/01/2007                    8,357,625
                                                                                                                       ------------
                                                                                                                         30,211,849


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003                7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industries++              Ratings   Ratings   Amount        Corporate Debt Obligations                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Environmental             D         Caa1      $ 1,800,000 + IT Group Inc., 11.25% due 4/01/2009                        $         18
Services--0.2%            B         B2          1,500,000   URS Corporation, 12.25% due 5/01/2009                         1,485,000
                                                                                                                       ------------
                                                                                                                          1,485,018
-----------------------------------------------------------------------------------------------------------------------------------
Financial                 B         B2          3,000,000   Ares Leveraged Fund II, Junior Subordinate Secured Note,
Services--1.4%                                              due 10/31/2005 (a)(d)                                         1,350,000
                          NR*       Ba1         1,500,000   Investcorp SA, Term, due 10/21/2008**                         1,522,131
                          NR*       B2         11,476,563 + Outsourcing Solutions, Inc., Term B, due 6/01/2006**          5,279,219
                          NR*       Ba3         2,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (d)(f)                440,000
                                                          + SKM-Libertyview CBO Limited (d)(f):
                          NR*       Ba2         1,500,000        8.71% due 4/10/2011                                        210,000
                          NR*       Ba3         1,000,000        11.91% due 4/10/2011                                        10,000
                                                                                                                       ------------
                                                                                                                          8,811,350
-----------------------------------------------------------------------------------------------------------------------------------
Food & Kindred            NR*       NR*         2,947,868   Archibald Candy Corporation, 10% due 11/01/2007                 972,796
Products--3.0%            BB+       Ba1         4,576,269   Dean Foods Company, Term B, due 7/15/2008**                   4,590,789
                          CCC+      B2          2,200,000   Doane Pet Care Company, 10.75% due 3/01/2010                  2,354,000
                          B-        B3          8,000,000   Luigino's Inc., 10% due 2/01/2006                             8,200,000
                          NR*       Caa3        6,000,000   RAB Enterprises Inc., 10.50% due 5/01/2005                    2,700,000
                                                                                                                       ------------
                                                                                                                         18,817,585
-----------------------------------------------------------------------------------------------------------------------------------
Food/Tobacco--4.7%                                          Commonwealth Brands, Inc. (d):
                          NR*       NR*         4,550,000        9.75% due 4/15/2008                                      4,891,250
                          B-        B3          8,000,000        10.625% due 9/01/2008                                    8,240,000
                                                            Dole Foods Company (d):
                          BB-       B2          8,000,000        7.25% due 6/15/2010                                      7,780,000
                          BB-       B2          3,825,000        8.875% due 3/15/2011                                     4,016,250
                          NR*       NR*         9,338,661   Viskase Companies Inc., 8% due 12/01/2008 (b)                 4,669,331
                                                                                                                       ------------
                                                                                                                         29,596,831
-----------------------------------------------------------------------------------------------------------------------------------
Forest Products--3.0%                                       Ainsworth Lumber Company:
                          B-        B3          9,000,000        12.50% due 7/15/2007 (b)                                10,080,000
                          B-        B3          2,500,000        13.875% due 7/15/2007                                    2,812,500
                          B+        B3          6,000,000   Millar Western Forest, 9.875% due 5/15/2008                   6,150,000
                                                                                                                       ------------
                                                                                                                         19,042,500
-----------------------------------------------------------------------------------------------------------------------------------
Gaming--8.2%                                              + Aladdin Gaming LLC:
                          NR*       NR*        13,000,000        13.50% due 3/01/2010                                        65,000
                          NR*       Caa1        2,968,421        Term B, due 2/26/2006**                                  2,411,842
                          NR*       Caa1        4,455,000        Term C, due 2/26/2008**                                  3,619,688
                                                            Hollywood Park Inc.:
                          CCC+      Caa1        4,300,000        9.25% due 2/15/2007 (d)                                  4,343,000
                          CCC+      Caa1        3,000,000        9.50% due 8/01/2007                                      3,030,000
                          B         B2          2,000,000   Jacobs Entertainment, 11.875% due 2/01/2009                   2,140,000
                          B+        B2          3,600,000   Marina District Finance Co. (Borgata), Term B,
                                                            due 7/15/2007**                                               3,622,500
                          BB+       Ba2         7,000,000   Park Place Entertainment, 8.125% due 5/15/2011                7,560,000
                          B         B2          2,150,000   Peninsula Gaming LLC, 12.25% due 7/01/2006                    2,227,938
                          B-        B3          7,000,000   Penn National Gaming Inc., 11.125% due 3/01/2008              7,805,000
                          B+        B2          1,800,000   Sun International Hotels, 8.875% due 8/15/2011                1,939,500
                          B-        B3          4,000,000   Venetian Casino/LV Sands, 11% due 6/15/2010                   4,550,000
                          CCC+      B3          8,000,000   Wynn Las Vegas LLC, 12% due 11/01/2010                        9,080,000
                                                                                                                       ------------
                                                                                                                         52,394,468
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers--   BB-       Ba2         5,000,000   Fresenius Medial Capital Trust IV, 7.875% due 6/15/2011       5,200,000
0.8%
-----------------------------------------------------------------------------------------------------------------------------------
Health Services--1.1%     B         B1          3,460,956   Medpointe, Term B, due 9/30/2008**                            3,279,255
                          CCC+      B3          3,325,000   Vanguard Health Systems, 9.75% due 8/01/2011                  3,391,500
                                                                                                                       ------------
                                                                                                                          6,670,755
-----------------------------------------------------------------------------------------------------------------------------------


8       DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industries++              Ratings   Ratings   Amount        Corporate Debt Obligations                                      Value
-----------------------------------------------------------------------------------------------------------------------------------
Hotels & Motels--3.4%     B         B2        $ 7,000,000   Extended Stay America, 9.15% due 3/15/2008                 $  7,210,000
                          B+        Ba3         1,800,000   HMH Properties, Inc., 8.45% due 12/01/2008                    1,838,250
                          B         B2          1,650,000   John Q. Hammons Hotels, 8.875% due 5/15/2012                  1,724,250
                          B         B2          6,500,000   Majestic Star LLC, 10.875% due 7/01/2006                      6,853,470
                                                            Wyndham Hotel Corporation**:
                          BB-       B1          1,299,270        Increasing Rate Term, due 6/30/2004                      1,109,658
                          B-        B1          3,684,573        Term, due 6/30/2006                                      3,078,461
                                                                                                                       ------------
                                                                                                                         21,814,089
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--     BB-       Ba3         1,907,005   Johnson Divessey, Term B, due 9/15/2009**                     1,917,732
1.5%                      B-        Caa3        9,375,000   Muzak Holdings LLC, 0/13% due 3/15/2010 (c)                   7,406,250
                                                                                                                       ------------
                                                                                                                          9,323,982
-----------------------------------------------------------------------------------------------------------------------------------
Leasing & Rental          CCC+      Caa2        3,750,000 + Anthony Crane Rental LP, Term, due 7/22/2006**                  562,500
Services--1.3%                                              United Rentals Inc.:
                          BB        B1          3,000,000        10.75% due 4/15/2008                                     3,300,000
                          BB        B1          1,440,000        10.75% due 4/15/2008 (d)                                 1,584,000
                          B         B3          2,500,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                 2,450,000
                                                                                                                       ------------
                                                                                                                          7,896,500
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--3.9%       CCC+      Caa2        4,500,000   AquaChem Inc., 11.25% due 7/01/2008                           3,690,000
                          B-        B3          4,000,000   Eagle-Picher, Inc., 9.75% due 9/01/2013 (d)                   4,100,000
                          CC        Caa2        3,876,431   Gentek Inc., Term C, due 10/31/2007**                         2,459,596
                          NR*       NR*         8,350,000   International Utility Structures, 10.75% due 2/01/2008        2,421,500
                          B         B3          4,000,000   JLG Industries Inc., 8.375% due 6/15/2012                     3,820,000
                          CCC-      Caa3        5,000,000   Jordan Industries, 10.375% due 8/01/2007                      2,250,000
                          B+        B1          3,643,801   Metokote, Term B, due 11/02/2005**                            3,586,866
                          NR*       NR*         8,980,000 + Moll Industries, 10.50% due 7/01/2008                                 1
                          B+        B3            600,000   NMHG Holding Company, 10% due 5/15/2009                         642,000
                          B-        B3            700,000   Rexnord Corporation, 10.125% due 12/15/2012                     752,500
                          B         B3          1,300,000   Trimas Corporation, 9.875% due 6/15/2012                      1,274,000
                                                                                                                       ------------
                                                                                                                         24,996,463
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--1.9%     NR*       NR*         7,866,978 + Acme Metals Inc., Term, due 12/01/2005**                        629,359
                          CCC-      Caa2        7,700,000   Haynes International Inc., 11.625% due 9/01/2004              3,696,000
                                                            Ispat International**:
                          B-        Caa           237,625        Term B, due 7/15/2006                                      166,337
                          B-        Caa1          237,625        Term C, due 7/15/2005                                      166,337
                          D         C           5,375,000 + Neenah Corporation, 11.125% due 5/01/2007                     2,795,000
                          NR*       B2          1,450,000   Oregon Steel Mills Inc., 10% due 7/15/2009                    1,152,750
                          CCC+      Caa2        3,000,000 + Ormet Corporation, Term, due 8/15/2008**                        735,000
                          NR*       Ca            550,000 + Pen Holdings Inc., 9.875% due 6/15/2008                          55,000
                          NR*       Ca          9,095,000 + WCI Steel Inc., 10% due 12/01/2004                            2,637,550
                                                                                                                       ------------
                                                                                                                         12,033,333
-----------------------------------------------------------------------------------------------------------------------------------
Multimedia--0.5%          B+        B1          3,250,000   Vivendi Universal SA, 6.25% due 7/15/2008 (d)                 3,250,000
-----------------------------------------------------------------------------------------------------------------------------------
Natural Gas--             B+        B1            650,000   Southern Natural Gas, 8.875% due 3/15/2010                      685,750
Pipelines--0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Packaging--7.4%                                             Anchor Glass Container:
                          B+        B2          7,625,000        11% due 2/15/2013                                        8,368,437
                          B+        B2          2,000,000        11% due 2/15/2013 (d)                                    2,195,000
                          B-        B3          1,575,000   Berry Plastics, 10.75% due 7/15/2012                          1,728,562
                          B         B2          4,400,000   Crown Euro Holdings SA, 10.875% due 3/01/2013 (d)             4,862,000
                                                            Graham Packaging Company:
                          CCC+      Caa1        5,000,000        4.735% due 1/15/2008                                     4,350,000
                          CCC+      Caa1        2,000,000        8.75% due 1/15/2008 (d)                                  1,970,000
                          CCC+      Caa2        5,700,000        10.75% due 1/15/2009                                     5,842,500
                          B-        Caa1        6,400,000   Pliant Corporation, 13% due 6/01/2010                         5,568,000
                          B+        B2          7,250,000   Owens--Brockway Glass Container, 8.25% due 5/15/2013 (d)      7,322,500
                          B-        Caa1        3,400,000   Pliant Corporation, 13% due 6/01/2010                         2,958,000
                          B         B2          2,500,000   Radnor Holdings Inc., 11% due 3/15/2010 (d)                   2,000,000
                                                                                                                       ------------
                                                                                                                         47,164,999


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003                9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industries++              Ratings   Ratings   Amount        Corporate Debt Obligations                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Paper--4.6%               BB+       Ba2       $ 8,250,000   Georgia Pacific Corporation, 9.375% due 2/01/2013 (d)      $  8,848,125
                          B-        B3          2,000,000   Graphic Packaging International, 9.50% due 8/15/2013 (d)      2,100,000
                          B         B2          1,525,000   Jefferson Smurfit Corporation, 7.50% due 6/01/2013            1,544,063
                          B         B3          7,858,975   MDP Acquisitions PLC, 15.50% due 10/01/2013 (b)               9,116,411
                                                            Stone Container Corporation:
                          B         B2          3,600,000        8.375% due 7/01/2012                                     3,708,000
                          B+        Ba3         3,607,107        Term B, due 6/30/2009**                                  3,623,789
                          B+        Ba3           611,164        Term C, due 6/30/2009**                                    613,990
                                                                                                                       ------------
                                                                                                                         29,554,378
-----------------------------------------------------------------------------------------------------------------------------------
Petroleum Refineries--                                      Giant Industries, Inc.:
4.0%                      B-        B3          2,000,000        9% due 9/01/2007                                         1,880,000
                          B-        B3          9,000,000        11% due 5/15/2012                                        8,730,000
                          B+        B3          7,680,000   Tesoro Petroleum Corp., 9% due 7/01/2008                      7,526,400
                          B-        Caa1        9,050,000   United Refining Co., 10.75% due 6/15/2007                     7,149,500
                                                                                                                       ------------
                                                                                                                         25,285,900
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.3%     B         NR*         2,000,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008 (Convertible)   1,955,000
-----------------------------------------------------------------------------------------------------------------------------------
Printing & Publishing--   B         B3            775,000   Houghton Mifflin Company, 9.875% due 2/01/2013 (d)              844,750
0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Property Management--     NR*       B3          4,887,805   Buffington Harbor Parking Associates, LLC, Term B,
1.3%                                                        due 7/01/2011**                                               4,887,805
                          B         B1          3,200,000   Corrections Corporation of America, 9.875% due 5/01/2009      3,528,000
                                                                                                                       ------------
                                                                                                                          8,415,805
-----------------------------------------------------------------------------------------------------------------------------------
Retail & Retail           BBB+      Ba1         4,566,176   Shoppers Drug Mart, Term F, due 2/04/2009**                   4,578,067
Specialty--1.6%           B         B3          5,500,000   Star Gas Partners LP, 10.25% due 2/15/2013                    5,747,500
                                                                                                                       ------------
                                                                                                                         10,325,567
-----------------------------------------------------------------------------------------------------------------------------------
Shipping--0.1%            BB        Ba3           500,000   Stena AB, 9.625% due 12/01/2012                                 543,125
-----------------------------------------------------------------------------------------------------------------------------------
Textile Mill Products--   NR*       NR*         7,900,000 + Galey & Lord, Inc., 9.125% due 3/01/2008                         59,250
0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Tower Construction &      CCC       B3          1,325,000   American Tower Escrow, 0% due 8/01/2008 (c)                     874,500
Leasing--3.3%                                               American Tower Systems Corporation:
                          CCC       Caa1        3,000,000        9.375% due 2/01/2009                                     3,037,500
                          BB-       B2          4,149,116        Term B, due 12/31/2007**                                 4,171,040
                                                            Crown Castle International Corporation:
                          CCC       B3          1,100,000        9% due 5/15/2011                                         1,116,500
                          CCC       B3          3,625,000        9.375% due 8/01/2011                                     3,779,063
                          CCC+      B3          7,400,000   Spectrasite Inc., 8.25% due 5/15/2010 (d)                     7,696,000
                                                                                                                       ------------
                                                                                                                         20,674,603
-----------------------------------------------------------------------------------------------------------------------------------
Transportation            B-        B3          6,400,000   Accuride Corporation, Term B, due 6/30/2007**                 6,408,000
Services--2.4%            CC        Ca2        10,000,000 + American Commercial LLC, 11.25% due 1/01/2008                   925,000
                          B+        B2          2,950,000   Laidlaw International Inc., 10.75% due 6/15/2011 (d)          3,097,500
                          B+        B1          4,526,372   North American Van Lines Inc., Term B, due 11/18/2007**       4,466,257
                                                                                                                       ------------
                                                                                                                         14,896,757
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--10.1%          B-        Caa1        1,250,000   The AES Corporation, 8.50% due 11/01/2007                     1,181,250
                          B+        B3          6,000,000   CMS Energy Corporation, 8.50% due 4/15/2011                   5,872,500
                          CCC+      B1          3,000,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008            2,280,000
                                                            Calpine Corporation:
                          CCC+      B1          2,700,000        8.50% due 2/15/2011                                      2,011,500
                          B         Ba3         8,000,000        Term, due 7/15/2007**                                    7,580,000
                          BB+       Baa2        2,970,000   Michigan Electric Transmission Co., Term B, due 3/31/2007**   2,979,899
                          B-        Caa2       30,000,000   Mission Energy Holdings, 13.50% due 7/15/2008                16,800,000
                          NR*       Ca          1,950,000   Mission Resources Corporation, 10.875% due 4/01/2007          1,335,750
                                                            Reliant Resources Inc. (d):
                          B         B1          2,000,000        9.25% due 7/15/2010                                      1,860,000
                          B         B1          3,500,000        9.50% due 7/15/2013                                      3,220,000


10      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industries++              Ratings   Ratings   Amount        Corporate Debt Obligations                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Utilities                 BB        Ba2       $ 5,500,000   Southern California Edison, Term B, due 3/01/2005**        $  5,519,767
(concluded)                                                 Western Resources Inc.:
                          BB-       Ba2        10,100,000        9.75% due 5/01/2007                                     11,198,375
                          BB+       Ba1         1,009,882        Term N, due 6/05/2005**                                  1,014,932
                          B+        B3          1,425,000   Williams Companies, Inc., 8.625% due 6/01/2010                1,482,000
                                                                                                                       ------------
                                                                                                                         64,335,973
-----------------------------------------------------------------------------------------------------------------------------------
Waste Management--        BB-       Ba3         1,440,000   Allied Waste North America, 7.875% due 4/15/2013              1,468,800
0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Wired                     B-        Caa1       11,025,000   Fairpoint Communications, 12.50% due 5/01/2010               11,686,500
Telecommunications--      NR*       NR*         7,486,509 + Pacific Crossing Ltd., Term B-1, due 7/28/2006**                524,056
5.3%                      CCC+      Caa2        6,000,000   Qwest Capital Funding, 7.25% due 2/15/2011                    5,070,000
                          CCC+      B3          8,000,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                  7,520,000
                                                            US West Capital Funding Inc.:
                          CCC+      Caa2        2,000,000        6.375% due 7/15/2008                                     1,665,000
                          CCC+      Caa2        8,200,000        6.875% due 7/15/2028                                     6,068,000
                          NR*       NR*         5,611,041 + WCI Capital (Winstar Communications), Debtor in
                                                            Possession, due 12/31/2003**                                    981,932
                                                                                                                       ------------
                                                                                                                         33,515,488
-----------------------------------------------------------------------------------------------------------------------------------
Wireless                                                    Centennial Cellular**:
Telecommunications--      B         B3          3,400,898        Term B, due 5/30/2007                                    3,294,620
3.5%                      B         B3          2,978,568        Term C, due 11/30/2007                                   2,881,765
                          CCC+      B3          3,775,000   Mobifon Holdings BV, 12.50% due 7/31/2010 (d)                 4,001,500
                                                            Nextel Communications, Inc.:
                          B+        B2            425,000        9.50% due 2/01/2011                                        465,375
                          BB-       Ba2         5,194,674        Term D, due 3/31/2009**                                  5,171,947
                                                            Nextel Partners Inc.:
                          CCC+      Caa1        1,450,000        12.50% due 11/15/2009                                    1,631,250
                          CCC+      Caa1        4,100,000        11% due 3/15/2010                                        4,407,500
                          BB-       Ba3           475,000   PTC International Finance II SA, 11.25% due 12/01/2009          513,000
                                                                                                                       ------------
                                                                                                                         22,366,957
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Corporate Debt Obligations
                                                            (Cost--$940,035,950)--129.3%                                822,277,106
                          =========================================================================================================

                                              Shares
                                              Held          Common Stocks
-----------------------------------------------------------------------------------------------------------------------------------
Automotive                                      3,614,601   Cambridge Liquidating Trust                                     175,308
Equipment--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.1%                                    93,826 + Pioneer Companies, Inc.                                         342,465
-----------------------------------------------------------------------------------------------------------------------------------
Communications--0.0%                            3,500,000 + LTC--Williams Communications                                         35
                                                2,000,000 + LTC--Williams Communications                                         20
                                                                                                                       ------------
                                                                                                                                 55
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services--0.6%                           35,000   Preferred Term Securities VI (d)                              3,543,750
-----------------------------------------------------------------------------------------------------------------------------------
Food & Kindred                                     15,252 + Archibald Candy Corporation                                         153
Products--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Food/Tobacco--0.0%                              1,428,423 + Viskase Companies, Inc.                                          78,319
-----------------------------------------------------------------------------------------------------------------------------------
Hotels & Motels--0.1%                              83,363 + Lodgian, Inc.                                                   433,488
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.0%                                21,203 + Thermadyne Holdings Corporation                                 248,075
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.2%                              41,149   Acme Package Corp Senior Holdings                               987,576
                                                   91,399 + Geneva Steel Holdings Corp.                                          91
                                                                                                                       ------------
                                                                                                                            987,667
-----------------------------------------------------------------------------------------------------------------------------------


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003               11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                                                   Shares
Industries++                                         Held   Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Wireless                                                  + Microcell Telecommunications Inc.:
Telecommunications--                                  259        (Class A)                                             $      2,474
0.0%                                               30,841        (Class B)                                                  303,485
                                                                                                                       ------------
                                                                                                                            305,959
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Common Stocks
                                                            (Cost--$17,250,795)--1.0%                                     6,115,239
                          =========================================================================================================

                                                            Preferred Stocks
-----------------------------------------------------------------------------------------------------------------------------------
Automotive                                        200,000   General Motors Corp. (Convertible)                            5,246,000
Equipment--0.8%
-----------------------------------------------------------------------------------------------------------------------------------
Broadcasting--0.2%                                     82   Paxson Communications (b)                                       731,135
                                                       34   Paxson Communications (Convertible) (b)(d)                      261,592
                                                                                                                       ------------
                                                                                                                            992,727
-----------------------------------------------------------------------------------------------------------------------------------
Cable Television                                    5,000   Adelphia Communications                                          25,000
Services--2.2%                                     22,500   CSC Holdings Inc.                                             2,362,500
                                                   89,100   CSC Holdings Inc. (b)                                         9,310,950
                                                    3,500   Pegasus Satellite                                             2,485,000
                                                                                                                       ------------
                                                                                                                         14,183,450
-----------------------------------------------------------------------------------------------------------------------------------
Hotels & Motels--                                  70,359   Lodgian, Inc.                                                 1,442,360
0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Printing &                                        250,000   NewsCorp Overseas Ltd.                                        5,900,000
Publishing--1.8%                                   55,000   Primedia, Inc. (Series D)                                     5,170,000
                                                                                                                       ------------
                                                                                                                         11,070,000
-----------------------------------------------------------------------------------------------------------------------------------
Wireless                                           11,754   Dobson Communications (b)                                    11,812,619
Telecommunications--                               31,026   Microcell Telecommunications Inc. (Series B) (Convertible)      303,069
1.9%                                                                                                                   ------------
                                                                                                                         12,115,688
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Preferred Stocks
                                                            (Cost--$43,326,738)--7.1%                                    45,050,225
                          =========================================================================================================

                                                            Warrants & Rights
-----------------------------------------------------------------------------------------------------------------------------------
Broadcasting--0.0%                                 15,000   Sirius Satellite (Warrants) (g)                                     150
-----------------------------------------------------------------------------------------------------------------------------------
Gaming--0.0%                                       15,140   Peninsula Gaming LLC (Warrants) (g)                              90,842
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.0%                                         Thermadyne Holdings Corporation (Warrants) (g):
                                                   33,536        Series A                                                         0
                                                   20,290        Series B                                                         0
                                                                                                                       ------------
                                                                                                                                  0
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--                                  28,660   Geneva Steel Holdings Corp. (Equity Rights) (e)                       0
0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Paper--0.0%                                         7,000   MDP Acquisitions PLC (Warrants) (g)                                  70
-----------------------------------------------------------------------------------------------------------------------------------
Tower Construction                                  1,325   American Tower Corporation (Warrants) (g)                       175,563
& Leasing--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Wireless                                           11,456   Microcell Telecommunications Inc. (Warrants) (g)                  6,524
Telecommunications--                               19,093   Microcell Telecommunications Inc. (Warrants) (g)                 16,104
0.0%                                                                                                                   ------------
                                                                                                                             22,628
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Warrants & Rights
                                                            (Cost--$1,396,295)--0.0%                                        289,253
                          =========================================================================================================


12      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

Schedule of Investments (concluded)                            (in U.S. dollars)

                                              Beneficial
                                              Interest      Short-Term Securities                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                              $ 3,389,219   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                            Series I (i)                                               $  3,389,219
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Short-Term Securities
                                                            (Cost--$3,389,219)--0.5%                                      3,389,219
-----------------------------------------------------------------------------------------------------------------------------------
                          Total Investments (Cost--$1,005,398,997)--137.9%                                              877,121,042

                          Liabilities in Excess of Other Assets--(37.9%)                                               (241,162,055)
                                                                                                                       ------------
                          Net Assets--100.0%                                                                           $635,958,987
                                                                                                                       ============

*     Not Rated.
** Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
      (i) the lending rate offered by one or more major European banks, such as LIBOR (London Inter-Bank Offered Rate), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Corporate loans represent 24.8% of the Fund's net assets.
+     Non-income producing security.
++ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a zero coupon or step bond; the interest rate on a step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Each Equity Right entitles the Fund to purchase one share of new Preferred Stock at a price of $10.80 per Equity Right.
(f) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $400,000, representing 0.1% of net assets.

      --------------------------------------------------------------------------
                                        Acquisition
      Issue                                Date            Cost           Value
      --------------------------------------------------------------------------
      HMP Equity Holdings
       Corporation,
       0% due 5/15/2008                  4/30/2003       $409,965       $400,125
      --------------------------------------------------------------------------
      Total                                              $409,965       $400,125
                                                         =======================

(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I                          $3,027,550       $15,287
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003               13

[LOGO] Merrill Lynch Investment Managers

Statement of Assets, Liabilities and Capital

As of August 31, 2003

------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$1,005,398,997) ................                    $   877,121,042
                   Cash ...................................................................                            712,246
                   Interest receivable ....................................................                         19,121,188
                   Deferred facility fees .................................................                              3,539
                   Prepaid expenses .......................................................                              7,800
                                                                                                               ---------------
                   Total assets ...........................................................                        896,965,815
                                                                                                               ---------------
------------------------------------------------------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                   Loans ..................................................................                        260,400,000
                   Payables:
                      Investment adviser ..................................................    $    421,031
                      Interest on loans ...................................................          77,379
                      Commitment fees .....................................................           7,066
                      Other affiliates ....................................................           6,005            511,481
                                                                                               ------------
                   Deferred income ........................................................                             52,867
                   Accrued expenses and other liabilities .................................                             42,480
                                                                                                               ---------------
                   Total liabilities ......................................................                        261,006,828
                                                                                                               ---------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                   Net assets .............................................................                    $   635,958,987
                                                                                                               ===============
------------------------------------------------------------------------------------------------------------------------------
Capital
------------------------------------------------------------------------------------------------------------------------------
                   Common Stock, $.10 par value, 200,000,000 shares authorized ............                    $    10,472,770
                   Paid-in capital in excess of par .......................................                      1,058,583,220
                   Undistributed investment income--net ...................................    $  6,753,338
                   Accumulated realized capital losses on investments--net ................    (311,507,715)
                   Unrealized depreciation on investments--net ............................    (128,342,626)
                                                                                               ------------
                   Total accumulated losses--net ..........................................                       (433,097,003)
                                                                                                               ---------------
                   Total Capital--Equivalent to $6.07 per share based on 104,727,702 shares
                     of Capital Stock outstanding (market price--$6.60) ...................                    $   635,958,987
                                                                                                               ===============

      See Notes to Financial Statements.


14      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

Statement of Operations

For the Six Months Ended August 31, 2003

------------------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------------------
                   Interest ...............................................................                    $    45,987,187
                   Dividends ..............................................................                          2,135,933
                   Facility and other fees ................................................                            391,518
                                                                                                               ---------------
                   Total income ...........................................................                         48,514,638
                                                                                                               ---------------
------------------------------------------------------------------------------------------------------------------------------
Expenses
------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ...............................................    $  2,616,858
                   Loan interest expense ..................................................       1,865,098
                   Borrowing costs ........................................................         175,141
                   Accounting services ....................................................         104,397
                   Professional fees ......................................................          99,522
                   Transfer agent fees ....................................................          50,986
                   Listing fees ...........................................................          38,209
                   Printing and shareholder reports .......................................          34,511
                   Custodian fees .........................................................          27,820
                   Directors' fees and expenses ...........................................          24,784
                   Pricing services .......................................................          10,332
                   Other ..................................................................           9,402
                                                                                               ------------
                   Total expenses .........................................................                          5,057,060
                                                                                                               ---------------
                   Investment income--net .................................................                         43,457,578
                                                                                                               ---------------
------------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) on Investments--Net
------------------------------------------------------------------------------------------------------------------------------
                   Realized loss on investments--net ......................................                         (7,251,034)
                   Change in unrealized depreciation on investments--net ..................                         82,925,920
                                                                                                               ---------------
                   Total realized and unrealized gain on investments--net .................                         75,674,886
                                                                                                               ---------------
                   Net Increase in Net Assets Resulting from Operations ...................                    $   119,132,464
                                                                                                               ===============

      See Notes to Financial Statements.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003               15

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                For the Six      For the
                                                                                               Months Ended     Year Ended
                                                                                                 August 31,    February 28,
Increase (Decrease) in Net Assets:                                                                 2003            2003
---------------------------------------------------------------------------------------------------------------------------
Operations
---------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .................................................    $ 43,457,578    $ 81,536,760
                   Realized loss on investments and foreign currency transactions--net ....      (7,251,034)    (60,907,659)
                   Change in unrealized depreciation on investments--net ..................      82,925,920      (9,693,150)
                                                                                               ----------------------------
                   Net increase in net assets resulting from operations ...................     119,132,464      10,935,951
                                                                                               ----------------------------
---------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders
---------------------------------------------------------------------------------------------------------------------------
                   Dividends to shareholders from investment income--net ..................     (43,894,175)    (81,536,390)
                                                                                               ----------------------------
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------
                   Value of shares issued in reinvestment of dividends ....................       3,652,414       7,626,072
                                                                                               ----------------------------
                   Net increase in net assets resulting from capital share transactions ...       3,652,414       7,626,072
                                                                                               ----------------------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ................................      78,890,703     (62,974,367)
                   Beginning of period ....................................................     557,068,284     620,042,651
                                                                                               ----------------------------
                   End of period* .........................................................    $635,958,987    $557,068,284
                                                                                               ============================
                      * Undistributed investment income--net ..............................    $  6,753,338    $  7,189,935
                                                                                               ============================

      See Notes to Financial Statements.


16      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

Statement of Cash Flows

For the Six Months Ended August 31, 2003

-----------------------------------------------------------------------------------------------------------------------------
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------
                   Net increase in net assets resulting from operations ....................................    $ 119,132,464
                   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                      Increase in receivables ..............................................................       (1,189,739)
                      Decrease in other assets .............................................................            4,252
                      Increase in other liabilities ........................................................           45,638
                      Realized and unrealized gain on investments and foreign currency transactions--net ...      (75,674,886)
                      Amortization of premium ..............................................................       (9,280,795)
                                                                                                                -------------
                   Net cash provided by operating activities ...............................................       33,036,934
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
Cash Used for Investing Activities
-----------------------------------------------------------------------------------------------------------------------------
                   Proceeds from sales of long-term investments ............................................      296,984,538
                   Purchases of long-term investments ......................................................     (300,567,514)
                   Proceeds from sales and maturities of short-term investments--net .......................       (3,027,550)
                                                                                                                -------------
                   Net cash provided by investing activities ...............................................       (6,610,526)
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------
                   Cash receipts from borrowings ...........................................................      143,500,000
                   Cash payments on borrowings .............................................................     (129,000,000)
                   Dividends paid to shareholders ..........................................................      (40,241,761)
                                                                                                                -------------
                   Net cash used for financing activities ..................................................      (25,741,761)
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
Cash
-----------------------------------------------------------------------------------------------------------------------------
                   Net increase in cash ....................................................................          684,647
                   Cash at beginning of period .............................................................           27,599
                                                                                                                -------------
                   Cash at end of period ...................................................................    $     712,246
                                                                                                                =============
-----------------------------------------------------------------------------------------------------------------------------
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------
                   Cash paid for interest ..................................................................    $   1,848,131
                                                                                                                =============
-----------------------------------------------------------------------------------------------------------------------------
Non-Cash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------
                   Capital shares issued in reinvestment of dividends paid to shareholders .................    $   3,652,414
                                                                                                                =============

      See Notes to Financial Statements.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003               17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived                    For the          For the Year Ended        For the Six
from information provided in the financial statements.                     Months Ended           February 28,           Year Ended
                                                                            August 31,   ------------------------------ February 29,
Increase (Decrease) in Net Asset Value:                                        2003        2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period .....................  $   5.35    $   6.03   $   7.53   $   8.60   $   9.15
                                                                             -----------------------------------------------------
                 Investment income--net ...................................       .42+        .79+       .92+       .96+       .97
                 Realized and unrealized gain (loss) on investments and
                   foreign currency transactions--net .....................       .72        (.68)     (1.49)     (1.07)      (.56)
                                                                             -----------------------------------------------------
                 Total from investment operations .........................      1.14         .11       (.57)      (.11)       .41
                                                                             -----------------------------------------------------
                 Less dividends from investment income--net ...............      (.42)       (.79)      (.93)      (.96)      (.96)
                                                                             -----------------------------------------------------
                 Offering costs resulting from the issuance of Common Stock        --          --         --@@       --         --
                                                                             -----------------------------------------------------
                 Net asset value, end of period ...........................  $   6.07    $   5.35   $   6.03   $   7.53   $   8.60
                                                                             =====================================================
                 Market price per share, end of period ....................  $   6.60    $   5.99   $   6.57   $   7.15   $ 7.1875
                                                                             =====================================================
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                 Based on market price per share ..........................     17.86%@      4.85%      5.69%     13.97%      3.19%
                                                                             =====================================================
                 Based on net asset value per share .......................     21.36%@      2.04%     (7.89%)      .31%      6.26%
                                                                             =====================================================
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement and excluding interest
                   expense ................................................      1.03%*      1.07%      1.04%      1.20%       .98%
                                                                             =====================================================
                 Expenses, net of reimbursement ...........................      1.63%*      1.91%      2.59%      3.87%      2.87%
                                                                             =====================================================
                 Expenses .................................................      1.63%*      1.91%      2.59%      3.87%      2.87%
                                                                             =====================================================
                 Investment income--net ...................................     14.02%*     14.32%     13.69%     12.23%     10.88%
                                                                             =====================================================
------------------------------------------------------------------------------------------------------------------------------------
Leverage
------------------------------------------------------------------------------------------------------------------------------------
                 Amount of borrowings, end of period (in thousands) .......  $260,400    $245,900   $273,600   $301,000   $161,000
                                                                             =====================================================
                 Average amount of borrowings outstanding during the
                   period (in thousands) ..................................  $251,044    $238,863   $280,460   $228,640   $182,404
                                                                             =====================================================
                 Average amount of borrowings outstanding per share
                   during the period ......................................  $   2.41    $   2.31   $   2.75   $   3.07   $   2.91
                                                                             =====================================================
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands) .................  $635,959    $557,068   $620,043   $763,834   $538,343
                                                                             =====================================================
                 Portfolio turnover .......................................     33.59%      64.54%     49.58%     36.86%     61.76%
                                                                             =====================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. Total investment returns include any waiver, if applicable, by the Fund's Investment Adviser or any portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


18      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol DSU.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks and other financial institutions, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for the Corporate Loan, the Investment Adviser will value the loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003               19

[LOGO] Merrill Lynch Investment Managers

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment


20      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

Notes to Financial Statements (concluded)

advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $4,500 in commissions on the execution of portfolio security transactions for the Fund for the six months ended August 31, 2003.

For the six months ended August 31, 2003, the Fund reimbursed FAM $7,403 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, MLAM U.K., PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2003 were $295,728,211 and $286,667,102, respectively.

Net realized losses for the six months ended August 31, 2003 and net unrealized losses as of August 31, 2003 were as follows:

-------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
-------------------------------------------------------------------------------
Long-term investments ..............        $  (7,251,034)        $(128,277,955)
Unfunded corporate loans ...........                   --               (64,671)
                                            -----------------------------------
Total ..............................        $  (7,251,034)        $(128,342,626)
                                            ===================================

As of August 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $127,863,529, of which $51,153,004 related to appreciated securities and $179,016,533 related to depreciated securities. The aggregate cost of investments at August 31, 2003 for Federal income tax purposes was $1,004,984,571.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 2003 and the year ended February 28, 2003 increased by 588,429 and 1,356,882, respectively, as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of August 31, 2003, the Fund had unfunded loan commitments of approximately $2,083,000, which would be extended at the option of the borrower, pursuant to the following loan agreement:

-------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in Thousands)
-------------------------------------------------------------------------------
Granite Broadcasting Corporation ........................          $     2,083
                                                                   ===========

6. Short-Term Borrowings:

On May 28, 2003, the Fund entered into its $318,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through
(i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

For the six months ended August 31, 2003, the average amount borrowed was approximately $251,044,000 and the daily weighted average interest rate was 1.48%.

7. Capital Loss Carryforward:

On February 28, 2003, the Fund had a net capital loss carryforward of $288,233,985, of which $263,491 expires in 2005, $12,067,388 expires in 2006,
$27,376,921 expires in 2007, $51,234,056 expires in 2008, $21,442,332 expires in
2009, $90,564,493 expires in 2010 and $85,285,304 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.068419 per share on September 30, 2003 to shareholders of record on September 16, 2003.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003               21

[LOGO] Merrill Lynch Investment Managers

Portfolio Information

As of August 31, 2003

                                                                      Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Coaxial LLC/Coaxial Finance ..........................................      2.3%
Radio Unica Corp. ....................................................      1.9
Mission Energy Holdings ..............................................      1.9
CSC Holdings Inc. ....................................................      1.7
Charter Communications Holdings LLC ..................................      1.6
Century Cable Holdings LLC ...........................................      1.6
Commonwealth Brands, Inc. ............................................      1.5
Ainsworth Lumber Company .............................................      1.4
Western Resources Inc. ...............................................      1.4
Graham Packaging Company .............................................      1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries++                                           Total Assets
--------------------------------------------------------------------------------
Cable Television Services ............................................     12.8%
Utilities ............................................................      7.2
Chemicals ............................................................      6.3
Gaming ...............................................................      5.9
Packaging ............................................................      5.3
--------------------------------------------------------------------------------
++ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ..............................................................      0.3%
BB/Ba ................................................................     18.9
B/B ..................................................................     47.5
CCC/Caa or lower .....................................................     19.6
NR (Not Rated) .......................................................     13.7
--------------------------------------------------------------------------------

Geographic Allocation                                                 Percent of
By Country                                                 Long-Term Investments
--------------------------------------------------------------------------------
United States ........................................................     77.8%
Canada ...............................................................     14.5
Ireland ..............................................................      3.1
Kyrguzstan ...........................................................      2.0
France ...............................................................      1.6
Bahamas ..............................................................      0.6
Poland ...............................................................      0.2
Cayman Islands .......................................................      0.2
--------------------------------------------------------------------------------


22      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Officers and Directors

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

DSU


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2003               23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #DEBT -- 8/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Debt Strategies Fund, Inc.


        By: /s/ Terry K. Glenn
            --------------------------
            Terry K. Glenn,
            President of
            Debt Strategies Fund, Inc.

        Date: October 24, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            --------------------------
            Terry K. Glenn,
            President of
            Debt Strategies Fund, Inc.

        Date: October 24, 2003


        By: /s/ Donald C. Burke
            --------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Debt Strategies Fund, Inc.

        Date: October 24, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.